Exhibit 99

Pricing Agreement

Banc of America Securities LLC

9 West 57th Street, 21st Floor

New York, New York 10019

UBS Securities LLC

677 Washington Boulevard

Stamford, Connecticut 06901

August 10, 2005

Dear Sirs:

The Hershey Company, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August 10, 2005 (the “Underwriting Agreement”), between the Company on the one hand and Banc of America Securities LLC and UBS Securities LLC (the “Underwriters”) on the other hand, to issue and sell to the Underwriters the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on their own behalf and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement, and the address of the Representatives referred to in such Section 13, are set forth at the end of Schedule II hereto.

A supplement to the Prospectus relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company for examination upon request.

Very truly yours,

The Hershey Company

By:	/s/ David J. West
Name:	David J. West
Title:	Senior Vice President,
Chief Financial Officer

Accepted as of the date hereof:

Banc of America Securities LLC

By:	/s/ Lily Chang
Name:	Lily Chang
Title:	Principal

UBS Securities LLC

By:	/s/ Christian Stewart
Name:	Christian Stewart
Title:	Managing Director

By:	/s/ John Doherty
Name:	John Doherty
Title:	Executive Director

SCHEDULE I TO PRICING AGREEMENT

Underwriter	Principal Amount of 4.850% of Notes Due 2015 to be Purchased
Banc of America Securities LLC	$125,000,000
UBS Securities LLC	125,000,000

Total	$250,000,000

Schedule I – Page 1

SCHEDULE II TO PRICING AGREEMENT

Title of Designated Securities:

4.850% Notes due August 15, 2015

Aggregate Principal Amount of Notes

$250,000,000

Price to Public:

99.827% of the principal amount of the Notes, plus accrued interest from August 15, 2005

Purchase Price by Underwriters:

99.177% of the principal amount of the Notes, plus accrued interest from August 15, 2005

Specified Funds for Payment of Purchase Price:

Federal (same day) funds

Indenture:

Indenture, dated as of February 1, 1991, between the Company (formerly known as Hershey Foods Corporation) and Citibank, N.A., as Trustee.

Maturity:

August 15, 2015

Interest Rate:

4.850%

Interest Payment Dates:

February 15 and August 15, beginning February 15, 2006

Terms of Notes:

As set forth in the Final Prospectus, dated August 10, 2005, including provisions for make-whole redemption, in whole or in part, at the option of the Company.

Time of Delivery:

August 15, 2005 at 10:00 a.m. New York City Time

Schedule II – Page 1

Closing Location:

The offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006

Names and addresses of Underwriters and Representatives:

Underwriters and Representatives:	Banc of America Securities LLC;
UBS Securities LLC

Address for Notices, etc:

c/o Banc of America Securities LLC

9 West 57th Street, 21st Floor

New York, New York 10019

c/o UBS Securities LLC

677 Washington Boulevard

Stamford, Connecticut 06901

Schedule II – Page 2